UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 16, 2003
                                                          -------------


                             ST. JUDE MEDICAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)

Minnesota                               0-8672                  41-1276891
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(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)          Identification No.)


One Lillehei Plaza, St. Paul, MN                                   55117
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code (651) 483-2000
                                                          --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Reference is made to the Registrant's Press Release, dated July 16, 2003, which is included herewith as Exhibit 1. The attached Exhibit is furnished pursuant to
Item 12 on Form 8-K.


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ST. JUDE MEDICAL, INC.


Date:  July 16, 2003                                   By: /s/ Kevin T. O'Malley
       -------------                                       ---------------------
                                                       Kevin T. O'Malley
                                                       Vice President and
                                                       General Counsel

                                  EXHIBIT INDEX

Exhibit                                       Description of Exhibit
-------                                       ----------------------

1                                             Press Release, dated July 16, 2003